SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



  Date of Report (Date of earliest event reported)........ September 30, 1998


                         BRIA COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         NEW JERSEY                     Q-2549                 22-1644111
         ----------                     ------                 ----------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File No.)              Identification No.)



                8 West 38th Street, 9th Floor, New York, NY 10018
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)


Registrant's telephone number, including area code:   (212)  398-7833
                                                   ------------------

         ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
         ------

         As of September 30, 1998, the Company's acquisition of 100% of the issued and outstanding stock of AmViet Development Corporation, a Bahamian corporation, from International Beverage Development Corporation was rescinded. The purchase price received by the Seller was returned to the Company and the Agreement was made null and void.


         ITEM 7.           EXHIBITS
         ------
     Recision   Agreement   between   Bria   Communications    Corporation   and
International Beverage Development Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 12, 1998



                                             BRIA COMMUNICATIONS CORPORATION
                                             (Registrant)



                                             By: /s/ James Tilton
                                                 ----------------
                                                 James Tilton, President

                                    AGREEMENT

         Agreement, made this 30th day of September by and between Bria Communications Corporation, a New Jersey corporation (hereinafter "BCC") and International Beverage Development Corporation, a Delaware corporation, (hereinafter "IBDC");

         WHEREAS, IBDC and BCC on April 16, 1998 entered into a certain agreement a copy of which is annexed hereto as Exhibit A (the "Agreement");

         WHEREAS, IBDC and BCC wish to cancel and make null and void the Agreement and place the parties status quo ante.

         NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

         1. The Agreement is by this document declared null and void and of no force and effect.

         2. By virtue of paragraph 1 above, IBDC shall forthwith return to BCC 6,200,000 shares of BCC restricted common stock issued to IBDC per the Agreement.

         3. By virtue of paragraph 1 above, BCC shall forthwith return to IBDC all incidents of ownership in AmViet Development Corporation common stock and any licenses received pursuant to the Agreement.

         4. All expenses of unwinding the Agreement pursuant to paragraph 1 hereof shall be borne by the respective parties.

         5. This Agreement shall be construed under the laws of the State of New York.

         6. This Agreement may be signed in one or more counterparts.

         IN WITNESS WHEREOF, the parties have set their hands and seal the first day, month and year above written.

                                       BRIA COMMUNICATIONS CORPORATION

                                       By:  /s/ Jane Zheng
                                            ------------------------------------
                                                Corporate Secretary

                              INTERNATIONAL BEVERAGE DEVELOPMENT
                                       CORPORATION


                                       By:  /s/ James A. Tilton
                                            ------------------------------------
                                                President

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